Exhibit 7.08


                                                              EXECUTION COPY

                       THOMAS H. LEE EQUITY FUND VI, L.P.
                      THOMAS H. LEE PARALLEL FUND VI, L.P.
                    THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.
                        c/o Thomas H. Lee Partners, L.P.
                         100 Federal Street, 35th Floor
                           Boston, Massachusetts 02110



                                 March 31, 2008


MoneyGram International, Inc.
1500 Utica Avenue South, MS 8020
Minneapolis, Minnesota 55416
Fax: (952) 591-3859
Attention: Teresa H. Johnson, Esq., General Counsel

Ladies and Gentlemen:

         Reference is made to the Registration Rights Agreement, dated as of March 25, 2008 (the "AGREEMENT"). Capitalized terms used and not otherwise defined herein are used herein as defined in the Agreement. The undersigned parties set forth under the heading "THL PARTIES" (individually, a "TRANSFEREE" and collectively, "TRANSFEREES") hereby: (i) acknowledge receipt of a copy of the Agreement; (ii) notify the Company that, on March 28, 2008, Transferees acquired from Thomas H. Lee Equity Fund VI, L.P., Thomas H. Lee Parallel Fund VI, L.P., Thomas H. Lee Parallel (DT) Fund VI, L.P. (collectively, the "TRANSFEROR") (pursuant to a private transfer that was exempt from the registration requirements under the Securities Act) the number of shares of Series B Participating Convertible Preferred Stock of the Company (the "TRANSFERRED SECURITIES") set forth opposite each Transferee's name on Schedule 1 attached hereto and an assignment of Transferor's rights under the Agreement with respect to the Transferred Securities, and each Transferee has assumed from Transferor the liability of Transferor in respect of any and all obligations under the Agreement related to the Transferred Securities; and (iii) agree to be bound by all terms of the Agreement with respect to the Transferred Securities applicable to a Holder of such Transferred Securities as if the Transferee was an original signatory to the Agreement. Notices to each Transferee for purposes of the Agreement may be addressed to: c/o Thomas H. Lee Partners, L.P., 100 Federal Street 35th Floor, Boston, MA 02110 Attn: Thomas M. Hagerty, Seth W. Lawry, Scott L. Jaeckel, Phone: 617-227-1050, Fax: 617-227-3514. This document shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that State.

                                   THL PARTIES
                                   -----------

                                     GREAT-WEST INVESTORS L.P.

                                     By: THOMAS H. LEE ADVISORS, LLC
                                         its attorney-in-fact

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director





















         [Signature Page to Exhibit A to Registration Rights Agreement]

                                     PUTNAM INVESTMENTS EMPLOYEES' SECURITIES
                                     COMPANY III LLC

                                     By: PUTNAM INVESTMENTS HOLDINGS LLC
                                         its managing member

                                     By: PUTNAM INVESTMENTS, LLC
                                         its managing member

                                     By: THOMAS H. LEE ADVISORS, LLC
                                         its attorney-in-fact

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director















         [Signature Page to Exhibit A to Registration Rights Agreement]

                                     THL COINVESTMENT PARTNERS, L.P.

                                     By: THOMAS H. LEE PARTNERS, L.P.
                                         its general partner

                                     By: THOMAS H. LEE ADVISORS, LLC
                                         its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director

















         [Signature Page to Exhibit A to Registration Rights Agreement]

                                     THL OPERATING PARTNERS, L.P.

                                     By: THOMAS H. LEE PARTNERS, L.P.
                                         its general partner

                                     By: THOMAS H. LEE ADVISORS, LLC
                                         its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director













         [Signature Page to Exhibit A to Registration Rights Agreement]

                                     THL EQUITY FUND VI INVESTORS
                                     (MONEYGRAM), L.P.

                                     By: THL EQUITY ADVISORS VI, LLC,
                                           its general partner

                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member

                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Scott L. Jaeckel
                                         --------------------------------------
                                         Name: Scott L. Jaeckel
                                         Title: Managing Director














         [Signature Page to Exhibit A to Registration Rights Agreement]

Confirmed and Consented as of the date
first written above by:

                                     THOMAS H. LEE EQUITY FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC,
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Seth W. Lawry
                                         --------------------------------------
                                         Name: Seth W. Lawry
                                         Title: Managing Director


                                     THOMAS H. LEE PARALLEL FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Seth W. Lawry
                                         --------------------------------------
                                         Name: Seth W. Lawry
                                         Title: Managing Director


                                     THOMAS H. LEE PARALLEL (DT) FUND VI, L.P.

                                     By: THL EQUITY ADVISORS VI, LLC
                                           its general partner
                                     By: THOMAS H. LEE PARTNERS, L.P.,
                                           its sole member
                                     By: THOMAS H. LEE ADVISORS, LLC,
                                           its general partner

                                     By: /s/ Seth W. Lawry
                                         --------------------------------------
                                         Name: Seth W. Lawry
                                         Title: Managing Director



         [Signature Page to Exhibit A to Registration Rights Agreement]

                           GS CAPITAL PARTNERS VI FUND, L.P.
                              By: GSCP VI Advisors, L.L.C., its General Partner

                              By: /s/ Oliver Thym
                                  ----------------------------------------------
                                  Name: Oliver Thym
                                  Title: Managing Director


                           GS CAPITAL PARTNERS VI OFFSHORE FUND, L.P.
                              By: GSCP VI Offshore Advisors, L.L.C.,
                                  its General Partner

                              By: /s/ Oliver Thym
                                  ----------------------------------------------
                                  Name: Oliver Thym
                                  Title: Managing Director


                           GS CAPITAL PARTNERS VI GMBH & CO. KG
                              By: GS Advisors VI, L.L.C.,
                                  its Managing Limited Partner

                              By: /s/ Oliver Thym
                                  ----------------------------------------------
                                  Name: Oliver Thym
                                  Title: Managing Director


                           GS CAPITAL PARTNERS VI PARALLEL, L.P.
                              By: GS Advisors VI, L.L.C., its General Partner

                              By: /s/ Oliver Thym
                                  ----------------------------------------------
                                  Name: Oliver Thym
                                  Title: Managing Director




         [Signature Page to Exhibit A to Registration Rights Agreement]

                              GSMP V ONSHORE US, LTD.

                              By: /s/ Oliver Thym
                                  ----------------------------------------------
                                  Name: Oliver Thym
                                  Title: Managing Director



                              GSMP V OFFSHORE US, LTD.

                              By: /s/ Oliver Thym
                                  ----------------------------------------------
                                  Name: Oliver Thym
                                  Title: Managing Director



                              GSMP V INSTITUTIONAL US, LTD.

                              By: /s/ Oliver Thym
                                  ----------------------------------------------
                                  Name: Oliver Thym
                                  Title: Managing Director



                              THE GOLDMAN SACHS GROUP, INC.

                              By: /s/ Oliver Thym
                                  ----------------------------------------------
                                  Name: Oliver Thym
                                  Title: Attorney-in-Fact






         [Signature Page to Exhibit A to Registration Rights Agreement]

                                   SCHEDULE 1

----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
                                                         NUMBER OF
                                            ORIGINAL      SHARES                                                       REVISED
THL ENTITY                                 ALLOCATION   TRANSFERRED                   TRANSFEREE                      ALLOCATION
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
                                                         6,093.460  Silver Point Capital Offshore Fund, Ltd.
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
Thomas H. Lee Parallel Fund VI, L.P.      186,689.275    1,363.257  Great-West Investors L.P.                        180,870.241
                                                       ------------ ------------------------------------------------
                                                         1,362.727  Putnam Investments Employees' Securities Company
                                                                    III LLC
                                                       ------------ ------------------------------------------------
                                                           762.978  THL Coinvestment Partners, L.P.
                                                       ------------ ------------------------------------------------
                                                           923.532  THL Operating Partners, L.P.
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
Thomas H. Lee Parallel (DT) Fund VI, L.P.  32,610.868       16.468  THL Operating Partners, L.P.                      31,594.400
                                                       ------------ ------------------------------------------------
                                                         1,000.000  THL Equity Fund VI Investors (MoneyGram), L.P.
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
Great-West Investors L.P.                         0.0                                                                  1,363.257
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
Putnam Investments Employees' Securities
Company III LLC                                   0.0                                                                  1,362.727
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
THL Coinvestment Partners, L.P.                   0.0                                                                    762.978
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
THL Operating Partners, L.P.                      0.0                                                                    940.000
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
THL Equity Fund VI Investors
(MoneyGram), LLC                                  0.0                                                                  1,000.000
----------------------------------------- ------------ ------------ ------------------------------------------------ ------------
